SETTLEMENT AGREEMENT


     THIS SETTLEMENT AGREEMENT (this "Agreement") is made as of May 3, 1997, by and among AMERISTAR CASINOS, INC., a Nevada corporation ("ACI"), AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation and a wholly-owned subsidiary of ACI ("ACLVI"), STEVEN W. REBEIL, as an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended ("Rebeil"), and DOMINIC J. MAGLIARDITI, an individual ("Magliarditi," and together with Rebeil, the "Gem Individuals"), GEM AIR, INC., a Nevada corporation ("Gem Air") and NEVADA AG AIR, LTD., a Nevada limited liability company ("NAGAL"). ACI, ACLVI, the Gem Individuals, Gem Air and NAGAL shall hereafter be referred to collectively as the "Parties".

                            Recitals

     A. Merger Agreement. Gem Gaming, Inc., a Nevada corporation ("Gem"), ACI, ACLVI and the Gem Individuals are the parties to that certain Merger Agreement dated as of May 31, 1996 (as amended by that certain First Amendment to Merger Agreement dated as of July 2, 1996 and that certain Second Amendment to Merger Agreement dated as of September 27, 1996, the "Merger Agreement"). Capitalized terms used herein without definition shall have the respective meanings set forth in the Merger Agreement.

     B.    Merger.   Pursuant to the Merger  Agreement,  Gem  was
merged with and into ACLVI on October 9, 1996.

     C. Escrow. In accordance with the Merger Agreement, ACI, Rebeil and Magliarditi entered into that certain Gem Individuals' Notes Escrow Agreement and Escrow Instructions dated as of September 27, 1996 (the "Escrow Agreement"). Pursuant to the Escrow Agreement, ACI delivered four promissory notes to First Security Bank of Nevada, as escrow agent (the "Escrow Agent"), as follows:

          (a) the "Rebeil Note" (as such term is defined in the Escrow Agreement);

          (b) the "Alternative Rebeil Note" (as such term is defined in the Escrow Agreement);

          (c) the "Magliarditi Note" (as such term is defined in the Escrow Agreement); and

          (d) the "Alternative Magliarditi Note" (as such term is defined in the Escrow Agreement).

     D.    Escrow  Funds.  Pursuant to the Merger Agreement,  ACI
delivered One Hundred Seventy-Five Thousand Dollars ($175,000.00)
(the  "Escrow  Funds")  to  Escrow  Agent  for  disbursement   in
accordance with Section 2.12 of the Merger Agreement.

           E.  Offices.  Pursuant to the Merger Agreement,  since the Closing ACLVI has permitted Rebeil to use and occupy, rent free, the "Premises" as described in the Merger Agreement.

     F. The Hangar. In accordance with the Merger Agreement, Gem Air and ACI formed NAGAL which is owned by ACI and Gem Air. NAGAL is governed by that certain Operating Agreement of Nevada AG Air, Ltd., dated as of July 5, 1996, by and between Gem Air and ACI (the "Operating Agreement"). Pursuant to the Operating Agreement, Gem Air conveyed its ownership interest in an aircraft hanger located at 135 East Reno, Las Vegas, Nevada, Suites F-3 and F-7 (the "Hangar") to NAGAL, assigned its interest in that certain Ground Lease executed by Johnny Ribeiro Builder, Inc. of Nevada and Gem Air recorded August 24, 1994 in Book 940624 as Instrument No. 00225, of the Official Records of the Clark County Recorder (the "Ground Lease") to NAGAL and conveyed its interest in the "Personal Property" (as defined in the Operating Agreement) to NAGAL. The Personal Property, NAGAL's interest in the Ground Lease and the Hangar shall hereinafter be referred to as the "Hangar Property". NAGAL then leased the Hangar Property to ACI pursuant to that certain Sublease dated as of June 30, 1996 by and between NAGAL and ACI (the "Hangar Sublease").

     G. The Aircraft. By that certain Warranty Bill of Sale dated July 5, 1996, Gem Air conveyed to ACI an undivided one-half (1/2) interest in that certain Cessna Citation ISP Aircraft bearing manufacturers serial no. 501-0236, U.S. Registration Mark 711VF, and certain related equipment (collectively, the "Aircraft"). ACI and Gem Air also entered into that certain Aircraft Operating Agreement dated as of July 5, 1996 (the "Aircraft Operating Agreement") with respect to the operation and ownership of the Aircraft.

     H.    Purpose.   The Parties now desire to enter  into  this
Agreement  in  order  (a)  to evidence  the  release  of  certain
"Claims" (as hereinafter defined) which they may have against each other, (b) to provide for the delivery to the Gem Individuals of cash in the aggregate amount of $4,000,000 (the "Cash Consideration"), (c) to provide for the delivery to the Gem Individuals of certain additional promissory notes in the aggregate amount of $13,650,000 (the "Negotiable Note Consideration"), (d) to provide for the delivery to the Gem Individuals of certain promissory notes in the aggregate amount of $15,000,000 (the "Non-Negotiable Note Consideration") and (e) to conclude and settle certain other related transactions, all as of the time (the "Effective Date") that (i) this Agreement is approved by the Nevada Gaming Commission and/or the Nevada State Gaming Control Board, as appropriate (the "Nevada Gaming Authority") in accordance with NRS Chapter 463 (and the regulations promulgated thereunder) or (ii) ACI notifies the Gem Individuals that ACI has determined, in the exercise of its sole discretion, that ACI will not require such approval of the Nevada Gaming Authority, all as more fully set forth herein.

                            Agreement

     NOW, THEREFORE, for good and valuable consideration, the Parties hereby agree as follows:

           1.   The  Effective Date.  The effectiveness  of  this
Agreement is conditioned upon the occurrence of the Effective Date, and, until the Effective Date occurs, this Agreement shall be of no force or effect. ACI shall work in good faith in order to obtain the approval of this Agreement by the Nevada Gaming Authority as expeditiously as reasonably possible. The Gem Parties shall not be obligated to assist in any way in obtaining the approval of the Nevada Gaming Authority. In the event the Effective Date does not occur by the "Outside Closing Date" (as hereinafter defined), then the Parties will have no obligations under this Agreement and this Agreement shall have no further effect, and the parties shall have the same rights and obligations as if this Agreement never had been executed. The "Outside Closing Date" shall mean June 30, 1997; provided, however, that if, notwithstanding the continued good faith efforts of the Parties, the Nevada Gaming Authority has not approved of this Agreement on or before June 25, 1997, then ACI shall have the right, by written notice to Rebeil and Magliarditi on or prior to June 30, 1997, to extend the Outside Closing Date to July 31, 1997, in which case:

           (a) the Cash Contribution shall be increased to $4,250,000 (rather than the $4,000,000 referenced in Recital H), and as a consequence (i) the cash payment called for by Section 3(a)(3) below shall be increased to $4,119,899 and (ii) the cash payment called for by Section 3(b)(3) shall be increased to $130,101; and

           (b) the Non-Negotiable Note Consideration shall be reduced to $14,750,000, and as a consequence (i) the principal amount of the Rebeil Non-Negotiable Note shall be reduced to $14,298,473, and (ii) the principal amount of the Magliarditi Non-Negotiable Note shall be reduced to $451,527.

     2.   Escrow Instructions.

          (a) Upon receipt of this Agreement duly executed by the Parties, Escrow Agent is hereby authorized and instructed, notwithstanding any provision of the Escrow Agreement to the contrary, to retain the Rebeil Note, the Alternative Rebeil Note, the Magliarditi Note and the Alternative Magliarditi Note (collectively, the "Escrow Notes") and not to take any action with respect to the Escrow Notes until:

               (1) ACI has delivered notice to Escrow Agent that the Effective Date has occurred; or

               (2) ACI has delivered notice to Escrow Agent that the Outside Closing Date has occurred.

           (b)   Upon receipt of (i) this Agreement duly executed
by  the Parties and (ii) notice from ACI that the Effective  Date
has   occurred,  the  Escrow  Agent  is  hereby  authorized   and
instructed to:

                (1) Mark each of the Escrow Notes as "CANCELED" and return each Escrow Note to ACI;

                     (2)  Cease all payments of the Escrow  Funds
     to Rebeil and pay the remaining portion of the Escrow Funds, including all accrued interest thereon, to ACI; and

                (3) Terminate and cancel the escrow established by the Escrow Agreement.

          (c) Upon receipt of (i) this Agreement duly executed by the Parties and (ii) notice from ACI that the Outside Closing Date has occurred, Escrow Agent is authorized and instructed to proceed in accordance with the terms of the Escrow Agreement with respect to the Escrow Notes as if the escrow instruction set forth in clause (a) of this paragraph 2 had not been given.


     3.    Effective Date Deliveries.  On the Effective Date, the
Parties shall take the following actions:

          (a)  ACI will deliver the following items to Rebeil:

               (1) A promissory note (the "Rebeil Negotiable Note") dated as of the June 1, 1997, duly executed by ACI, in the amount of Thirteen Million, Two Hundred Thirty Two Thousand One Hundred Forty-Six Dollars ($13,232,146) (which sum represents approximately the product of (i) 96.9388% (the "Rebeil Percentage") times
          (ii) the Negotiable Note Consideration). The Rebeil Negotiable Note otherwise shall be substantially in the form of Exhibit "A-1" attached hereto and incorporated herein by this reference;

               (2) A promissory note (the "Rebeil Non-Negotiable Note") dated as of the June 1, 1997, duly executed by ACI, in the amount of Fourteen Million Five Hundred
          Forty    Thousand   Eight   Hundred   Twenty    Dollars
          ($14,540,820) (which sum represents approximately the product of (i) the Rebeil Percentage times (ii) the Non-Negotiable Note Consideration, and which sum is subject to adjustment in accordance with Section 1 above). The
          Rebeil   Non-Negotiable   Note   otherwise   shall   be
          substantially in the form of Exhibit "A-2" attached hereto and incorporated herein by this reference; and

               (3) Three Million Eight Hundred Seventy Seven Thousand Five Hundred Fifty Two Dollars ($3,877,552) (which sum represents approximately the product of (i) the Rebeil Percentage times (ii) the Cash Consideration, and which sum is subject to adjustment in accordance with Section 1 above). Said sum shall be paid in cash or by wire transfer to a bank selected by Rebeil in the United States of America.

          (b)    ACI   will  deliver  the  following   items   to
     Magliarditi:

                (1)   A   promissory   note   (the   "Magliarditi
     Negotiable Note") dated as of June 1, 1997, duly executed by ACI, in the amount of Four Hundred Seventeen Thousand Eight Hundred Fifty Four Dollars ($417,854) (which sum represents approximately the product of (i) 3.0612% (the "Magliarditi Percentage") times (ii) the Negotiable Note Consideration). The Magliarditi Negotiable Note otherwise shall be substantially in the form of Exhibit "B-1" attached hereto and incorporated herein by this reference;

               (2) A promissory note (the "Magliarditi Non-Negotiable Note") dated as of June 1, 1997, duly executed by ACI, in the amount of Four Hundred Fifty-Nine Thousand One Hundred Eighty Dollars ($459,180) (which sum represents approximately the product of (i) the Magliarditi Percentage times (ii) the Non-Negotiable Note Consideration, and which sum is subject to adjustment in accordance with Section 1 above). The Magliarditi Non-Negotiable Note otherwise shall be substantially in the form of Exhibit "B-2" attached hereto and incorporated herein by this reference; and

               (3) One Hundred Twenty Two Thousand Four Hundred Forty Eight Dollars ($122,448) (which sum represents approximately the product of (i) the Magliarditi Percentage times (ii) the Cash Consideration, and which sum is subject to adjustment in accordance with Section 1 above). Said sum shall be paid in cash or by wire transfer to a bank selected by Magliarditi located in the United States of America.

          (c)  ACI  will deliver the following items to Gem Air:

              (1) An assignment of Limited Liability Company Interests (the "NAGAL Assignment"), duly executed by ACI, substantially in the form of Exhibit "C" attached hereto and incorporated herein by this reference, pursuant to which ACI sells, transfers and conveys all of ACI's right, title and interest in and to NAGAL to Gem Air; and

              (2) A Bill of Sale (the "Aircraft Bill of Sale"), duly executed by ACI, substantially in the form of Exhibit "D" attached hereto and incorporated herein by this reference, pursuant to which ACI sells, transfers and conveys all of ACI's right, title and interest in and to the Aircraft to Gem Air.

     4. Sale of Interest in NAGAL, the Hangar Property and Aircraft and the Assumption of the Existing Indebtedness. On the Effective Date, ACI shall sell, transfer and convey to Gem Air, and Gem Air will acquire from ACI, all of ACI's right, title and interest in and to NAGAL, the Hangar Property and the Aircraft (together, the "Purchased Assets") pursuant to the NAGAL Assignment and the Aircraft Bill of Sale, respectively, and Gem Air shall assume ACI's obligations, if any, under and with respect to (i) the indebtedness evidenced by that certain Business Loan Agreement dated as of June 15, 1994 by and between Bank of America Nevada and Gem Air, (ii) the indebtedness evidenced by that certain Negotiable Promissory Note dated
October 10, 1994 made by Gem Air in favor of The CIT Group/Equipment Financing Inc., (iii)

      the  ground  lease  dated July  21,  1994  by  and  between
Riebeiro Builder, Inc. of Nevada, as landlord, and Gem Air, Inc., as tenant, as amended, and (iv) any instrument or agreements evidencing or securing any such indebtedness ((i), (ii), (iii), and (iv) collectively, the "Existing Indebtedness"). The Gem Related Parties further shall indemnify, protect, defend and hold the ACI Related Parties harmless from and against any and all Claims arising out of or related to the Existing Indebtedness, and the Gem Related Parties further shall pay any other amounts owed to any Persons (including ACI Related Parties) as of the Effective Date, to the extent arising out of use or ownership of the purchased assets. The amounts of the notes referenced in Paragraphs 3(a) and 3(b) hereof have been calculated to incorporate the purchase price of the Purchased Assets.

     5.     Termination  of  Aircraft  Related  Agreements.   The
following agreements shall be deemed terminated as of the Effective Date:

          (a)  The Aircraft Operating Agreement; and

          (b)  The Hangar Sublease.

     6.    Rebeil's  Vacation  of the Premises.   Notwithstanding
Section 2.13 of the Merger Agreement, Rebeil's right to use or occupy the Premises under Section 2.13 of the Merger Agreement (and the right of any party using the Premises claiming through Rebeil) shall be deemed terminated as of the earlier of (a) the Effective Date and/or (b) the date provided for such termination in the Merger Agreement. Rebeil (and any party using the Premises claiming through Rebeil) shall vacate the Premises on or before the date that is the earlier of (a) three (3) business days following the Effective Date and/or (b) the date provided for such termination in the Merger Agreement. Rebeil shall leave the Premises broom clean and in good order and repair. If Rebeil (and each party claiming through Rebeil) fails to vacate the Premises by such date, then Rebeil shall pay to ACI, as liquidated damages for such failure to timely vacate, a sum equal to $500 per day up to and including the actual day that the Premises is vacated in the manner required in this Paragraph. The parties acknowledge and agree that it is difficult as of the date hereof to calculate the actual damages that ACI would suffer as a consequence of such failure to timely vacate, but that such stipulated daily liquidated damages constitute a reasonable estimate as of the date hereof of such actual damages.

     7.   Cessation of Rebeil's Stipend.  Notwithstanding Section
2.12 of the Merger Agreement, Rebeil's right to receive Stipend payments under Section 2.12 of the Merger Agreement shall be terminated as of the earlier of (a) the Effective Date and/or
(b)  the  date  provided  for  such  termination  in  the  Merger
Agreement.

     8. Dismissal of Current Arbitration. ACI shall, promptly after the Effective Date, file a dismissal with the American Arbitration Association, Las Vegas, Nevada Office, of the pending Ameristar Casinos, Inc. et. al. v. Rebeil, et. al. arbitration proceeding (the "Arbitration Proceeding"). The dismissal shall state that it is a dismissal with prejudice, except with respect to "Excluded Claims" (as defined in this Agreement).

           9.   Definition  of "Claims".  For  purposes  of  this
Agreement, the term "Claims" shall mean any and all past, present and potential future claims, causes of action, suits, damages, demands, costs, expenses, liabilities, breaches of contract, duty or relationship, acts, omissions, misfeasance, malfeasance, sums of money, accounts, compensation, contracts, controversies, promises, obligations, losses and remedies therefor, choses in action, rights of indemnity or liability of any type, kind, nature, description or character whatsoever, owed by one Party to another, and irrespective of how, why, or by reason of what facts they may have arisen or may arise, whether known or unknown, whether direct or indirect, whether fixed or contingent, whether foreseen or unforeseen, and whether arising in law or in equity.

     10. Release of Gem Released Parties. As of the Effective Date, and subject to Section 15 hereof, ACI and ACLVI
(collectively, the "ACI Related Parties") hereby fully and forever release, waive, discharge, acquit and covenant not to sue the Gem Individuals, Gem Air, NAGAL or any of their respective affiliates (including without limitation their affiliates, officers, directors, shareholders, attorneys, legal representatives, agents and employees), and each of the successors, heirs and assigns of any of such persons (collectively, the "Gem Released Parties"), of, from and against any and all Claims which any of the ACI Related Parties may now have, heretofore may have had or hereafter may have against any of the Gem Released Parties by reason of, arising out of or based upon or relating to (a) the Merger Agreement, the Escrow Agreement, the Operating Agreement and the Aircraft Operating
Agreement, (b) any transaction contemplated by any of the foregoing, (c) the negotiation, exercise, performance, or consummation  of  any  of the foregoing or  (d)  the  Arbitration
Proceeding.

     11. Representations and Warranties of the ACI Related Parties. The ACI Related Parties hereby represent and warrant to the Gem Released Parties that each of the following statements is true and accurate as of the date hereof and shall be true and accurate as of the Effective Date:

          (a) Neither the execution and delivery of this Agreement by the ACI Related Parties, nor the performance of their obligations hereunder, requires the consent or approval of any other person or entity (other than the approval of the Nevada Gaming Authority (if any such approval is required) and the approval of the applicable gaming authorities for the State of Mississippi (if any such approval is required));

          (b) The ACI Related Parties have not heretofore assigned, transferred or pledged, or purported to assign, transfer or pledge, to any person, any Claim released by the ACI Related Parties hereunder or any portion thereof or interest therein, and the ACI Related Parties agree to indemnify, defend and hold harmless the Gem Released Parties from and against any and all Claims based on or arising out of any such assignment, transfer or pledge or purported assignment, transfer or pledge;

          (c) The ACI Related Parties have had the advice of legal counsel of their own choosing, duly admitted to practice in the State of Nevada, in negotiations for and the preparation of this Agreement. The ACI Related Parties have read the provisions of this Agreement and are fully apprised of and understand the provisions of this Agreement and

           its  legal effect and consequences.  The  ACI  Related
     Parties have executed this Agreement after careful and independent investigation, and the ACI Related Parties are not executing this Agreement under fraud, duress or undue influence; and

          (d) Except for the Existing Indebtedness, ACI has neither sold, assigned, transferred, conveyed, mortgaged, pledged nor encumbered, nor purported to sell, assign, transfer, convey, mortgage, pledge nor encumber, to any person, any of ACI's interest in the Purchased Assets and the ACI Related Parties agree to indemnify, defend and hold harmless the Gem Released Parties from and against any and all claims based on or arising out of any such sale, assignment, conveyance, mortgage, pledge or encumbrance.

     12. Release of ACI Released Parties. As of the Effective Date, and subject to Section 15 hereof, the Gem Individuals, Gem Air and NAGAL (collectively, the "Gem Related Parties") hereby fully and forever release, waive, discharge, acquit and covenant not to sue ACI, ACLVI or any of their respective affiliates (including without limitation their affiliates, officers, directors, shareholders, attorneys, legal representatives, agents and employees), and each of the successors, heirs and assigns of any of such persons (collectively, the "ACI Released Parties"), of, from and against any and all Claims which any of the Gem Related Parties may now have, heretofore may have had or hereafter may have against any of the ACI Released Parties by reason of, arising out of or based upon or relating to (a) the Merger Agreement, the Escrow Agreement, the Operating Agreement and the Aircraft Operating Agreement, (b) any transaction contemplated by any of the foregoing, (c) the negotiation, exercise, performance, or consummation of any of the foregoing or
(d) the Arbitration Proceeding.

     13. Representations and Warranties of the Gem Related Parties. The Gem Related Parties hereby represent and warrant to the ACI Released Parties that each of the following statements is true and accurate as of the date hereof and shall be true and accurate as of the Effective Date:

          (a)    Neither  the  execution  and  delivery  of  this
     Agreement by the Gem Related Parties, nor the performance of
     their   obligations  hereunder,  requires  the  consent   or
     approval of any other person or entity;

          (b) The Gem Related Parties have not heretofore assigned, transferred or pledged, or purported to assign, transfer or pledge, to any person, any Claim released by the Gem Related Parties hereunder or any portion thereof or interest therein, and the Gem Related Parties agree to indemnify, defend and hold harmless the ACI Released Parties from and against any and all Claims based on or arising out of any such assignment, transfer or pledge or purported assignment, transfer or pledge; and

          (c)   The  Gem Related Parties have had the  advice  of
     legal counsel of their own choosing, duly admitted to practice in the State of Nevada, in negotiations for and the preparation of this Agreement. The Gem Related Parties have read the provisions of this Agreement and are fully apprised of and understand the provisions of this Agreement and its legal effect and consequences. The Gem Related Parties have executed this Agreement after careful and independent investigation of all relevant facts (including the past, present

           and future financial conditions and operations of  the
     ACI Released Parties) and the Gem Related Parties are not relying on any representation, warranty, or other statement of any ACI Released Party with respect thereto. The Gem Related Parties are not executing this Agreement under fraud, duress or undue influence.

     14. Complete Waiver of all Claims. The Gem Related Parties and the ACI Related Parties each hereby confirm that, except as provided in Section 15 hereof, they intend by this Agreement to waive all Claims in accordance with this Agreement as of the Effective Date, including Claims which any Party does not know or suspect to exist in such Party's favor at the time of execution of this Agreement. Each Party to this Agreement hereby waives the provisions of any applicable laws restricting the release of claims which such person does not know or suspect to exist at the time of this Agreement, which, if known, could have materially affected such Party's decision to agree to execute and deliver this Agreement.

     15. Excluded Claims. Notwithstanding any provision of this Agreement to the contrary, nothing herein shall be construed as waiving, releasing or otherwise limiting any of the following Claims (the "Excluded Claims"): (i) any Claim (including, without limitation, any Claim for indemnity under Section 11.3(b) of the Merger Agreement) that results from, arises out of or is based upon or incident to Damages that (A) are suffered (or allegedly are suffered) by any Person that is neither a Gem Released Party nor an ACI Released Party and (B) for which such Person seeks a remedy against any ACI Related Party, (ii) any Claim that results from, arises out of or is based upon or incident to any inaccuracy of the representations and warranties contained in Section 4.9 of the Merger Agreement titled "No Conflict or Violation" (excluding, however, any representations or warranties concerning ACI's ability to obtain gaming licenses), or Section 4.25 of the Merger Agreement, titled "Compliance with Environmental Laws," (iii) any Claim that results from, arises out of or is based upon or incident to this Agreement or any other agreement or instrument executed pursuant hereto or any transaction contemplated hereby or thereby, (iv) any Claim that results from, arises out of or is based upon or incident to any of the Excluded Liabilities and/or (v) any Claim based on any bankruptcy or insolvency law. Consequently, and notwithstanding any provisions of this Agreement to the contrary, the Parties' obligations under Section 11.3 of the Merger Agreement with respect to Excluded Claims shall continue in full force and effect after the Effective Date.

     16.    Amendments  to  Merger  Agreement.    The   following
amendments to the Merger Agreement shall be effective as of the Effective Date:

          (a) Notwithstanding anything to the contrary contained in the Merger Agreement, in no event shall Rebeil's aggregate liability under Section 11.3 of the Merger Agreement exceed the sum of the original face amounts of the notes referenced in Paragraphs 3(a) and 3(b) hereof (such sum hereinafter referred to as the "Aggregate Note Amount"); provided, such Aggregate Note Amount shall be the only limitation to Rebeil's aggregate liability under Section
     11.3 of the Merger Agreement. In order to reflect the foregoing, for purposes of Section 11.3(a) of the Merger Agreement, the "value of the Merger Consideration (the "Consideration Value")" (as such terms appear in Section 11.3(a) of the Merger Agreement) shall be deemed to equal the Aggregate Note Amount.

           Nothing in this clause (a) is intended to diminish the
     negotiability  of  the  Rebeil  Negotiable   Note   or   the
     Magliarditi Negotiable Note.

          (b)   Section  2.12  and Section  2.13  of  the  Merger
     Agreement are hereby deleted in their entirety.

          (c) Notwithstanding anything to the contrary contained in the Merger Agreement, the Rules of the American Arbitration Association or elsewhere, the parties shall use their respective best efforts to expedite arbitration proceedings under Section 12.13 of the Merger Agreement (including seeking the establishment by the arbitrator of discovery procedures designed to limit discovery to a period ending no later than the 120th days after appointment of the arbitrator.)

          (d)   Except  as otherwise provided herein, the  Merger
     Agreement shall remain in full force and effect.

     17. Set-Off. Any of the ACI Related Parties shall be entitled to set off (a) any liability that any of the Gem Related Parties owes to any of the ACI Related Parties (without regard to whether such liability arises under this Agreement, the Merger Agreement, or any transactions contemplated thereby) against (b) any amount due and payable by the ACI Related Parties to any of the Gem Related Parties under the Rebeil Non-Negotiable Note or the Magliarditi Non-Negotiable Note (collectively, the "Non-Negotiable Notes"). The following provisions shall apply for purposes of effecting set offs pursuant to this Paragraph 17:

           (i) If, as a consequence of a breach by a Gem Related Party of its obligations under Section 11.3 of the Merger Agreement with respect to an Excluded Claim covered by said
Section 11.3, any ACI Related Party incurs any costs, expenses (including attorneys' fees), losses or liabilities (such costs, expenses losses and liabilities referred to herein as "Unpaid Gem Indemnification Obligations"), then ACI shall have the right to set off the amount of such Unpaid Gem Indemnification Obligations against the payments next coming due under the Non-Negotiable Notes. Such set off may be effected by ACI at any time after such Unpaid Gem Indemnification Obligations are incurred by the ACI Related Party;

           (ii) If an ACI Related Party incurs any other costs, expenses (including attorneys' fees), losses or liabilities in connection with an Excluded Claim which the ACI Related Party has against a Gem Related Party, other than those described in
Section 17(i) above, then ACI only shall be permitted to set off such costs, expenses, losses or liabilities by application thereof against the payments scheduled under the terms of the Non-Negotiable Notes in reverse chronological order, beginning with the payments last scheduled to be made under the terms of the Non-
Negotiable  Notes  and,  as  such  payments  are  exhausted,   by
proceeding successively to the immediately preceding payments scheduled under the terms of the Non-Negotiable Notes; provided, however, that set offs pursuant to clause (ii) of this Paragraph 17 only shall be effected to reduce the principal balances of the Non-Negotiable Notes (and thus the principal balances upon which interest thereafter shall accrue under the Non-Negotiable Notes) at such time as (A) the costs, expenses, losses or liabilities, other than those described in Section 17(i) above, forming the basis for the set off have been determined by a final non-appealable judgment against an ACI

      Related Party and (B) the Gem Related Parties  have  failed to  pay such amounts to the ACI Related Party for a period of  30 days after such judgment.

     18. Miscellaneous. This Agreement and all rights and duties of the Parties arising from or relating in any way to the subject matter of this Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute one and the same instrument. If any provision of this Agreement or the application thereof to any Party or circumstance shall, to any extent, be held invalid or unenforceable, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each provision of the Agreement shall be valid and enforceable to the fullest extent permitted by law. This Agreement contains all of the terms and conditions of the agreements entered into between the Parties hereto relating to the releases of Claims and supersedes all prior agreements and understandings between such Parties relating to the subject matter, and may not be contradicted by evidence of prior or contemporaneous agreements of the Parties. There are no oral agreements. Any presumption that an ambiguity in this Agreement should be construed against the document drafter or author is hereby waived and shall not apply with respect to any document interpretation. Time is of the essence in this Agreement. Subject to Paragraph 16(c) hereof, all disputes under this Agreement shall be subject to arbitration in accordance with
Section 12.13 of the Merger Agreement. In the event any Party or entity refers this to an attorney in order to enforce its rights or remedies hereunder, then the prevailing Party or entity in any controversy, litigation, arbitration or similar proceeding shall be entitled, in addition to any other relief granted in connection therewith, to an award of its attorneys' fees and other costs and expenses incurred in connection therewith. Headings used herein are for convenience only and shall not affect the interpretation hereof.



     [REMAINDER  OF  THIS  PAGE INTENTIONALLY  LEFT  BLANK]
IN  WITNESS  WHEREOF, the Parties have executed  this  Settlement
Agreement as of the date first above written.



AMERISTAR CASINOS, INC.,
a Nevada corporation

By:    /s/ Craig H. Neilsen
Name:    Craig H. Neilsen
Title:      President and CEO

AMERISTAR CASINO LAS VEGAS, INC.,
 a Nevada corporation

By:        /s/ Craig H. Neilsen
Name:        Craig H. Neilsen
Title:          President and CEO


NEVADA AG AIR, LTD.,
a Nevada limited liability company

 By: Ameristar Casinos, Inc.,
     a Nevada corporation, member

     By:        /s/ Craig H. Neilsen
     Name:        Craig H. Neilsen
     Title:          President and CEO

 By: Gem Air, Inc.,
     a Nevada corporation, member

     By:          /s/ Steven W. Rebeil
     Name:          Steven W. Rebeil
     Title:             President
STEVEN W. REBEIL,
an individual

/s/ Steven W. Rebeil


STEVEN W. REBEIL,
in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended

/s/ Steven W. Rebeil


DOMINIC J. MAGLIARDITI,
an individual

/s/ Dominic J. Magliarditi


GEM AIR, INC.,
a Nevada corporation

By:           /s/ Steven W. Rebeil
Name:           Steven W. Rebeil
Title:             President



      On this 6th day of May, 1997, Craig H. Neilsen directed
Connie R. Wilson, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Connie R. Wilson and in our presence, Craig H. Neilsen declared that he adopted it as his own signature.

                         /s/ Latoya Wattree
                         Witness

                         /s/ Diane Foster
                         Witness


STATE OF NEVADA     )
                    )    ss.
COUNTY OF CLARK     )


I, Janice S. Lupton, a Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the person whose name is subscribed to the within instrument. Craig
H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Connie R. Wilson to sign the foregoing document as "Craig H. Neilsen." Craig H. Neilsen, after reviewing his name as signed by Connie R. Wilson thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same.

IN WINTESS WHEREOF, I have hereunto set my hand and official seal this 6th day of May, 1997.


                         /s/ Janice S. Lupton
                         Notary Public

                         Residing at Henderson, NV


My Commission Expires
October 23, 2000


           CONSENT OF SPOUSE OF STEVEN W. REBEIL



      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement and all transactions contemplated hereby, (ii) that as the spouse of one of the signatories hereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement and all transactions and other agreements contemplated hereby, (iii) that she will be bound by this Agreement and all other agreements contemplated hereby as if she were a party thereto, and that any agreements, acknowledgments, representations or warranties made by her spouse under this Agreement or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Agreement and all transactions and other agreements contemplated hereby, and that she has authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that the Parties may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Agreement.


Date:     May 5, 1997                   /s/ Jilly Rebeil

              CONSENT OF SPOUSE OF DOMINIC J. MAGLIARDITI


      The undersigned hereby confirms (i) that she has read, approved of and agreed with the terms of this Agreement and all transactions contemplated hereby, (ii) that as the spouse of one of the signatories hereto, her property (including her interests in any community property) may be held liable for the obligations of her spouse under this Agreement and all transactions and other agreements contemplated hereby, (iii) that she will be bound by this Agreement and all other agreements contemplated hereby as if she were a party thereto, and that any agreements, acknowledgments, representations or warranties made by her spouse under this Agreement or any other agreements contemplated hereby shall apply equally to the undersigned as if made by the undersigned, (iv) that she approves all actions taken to date by her spouse in connection with this Agreement and all transactions and other agreements contemplated hereby, and that she has authorized and empowered her spouse to take any and all further actions which he deems necessary or appropriate in order to effect the transactions contemplated thereby, and (v) that the Parties may rely upon the confirmations set forth in this Consent of Spouse in entering into and proceeding with this Agreement.


Date:       May   5,  1997                    /s/   Francine   R.
Magliarditi
                              EXHIBIT A-1

                 Form of Rebeil Negotiable Note


                         PROMISSORY NOTE

     1. Promise to Pay. For good and valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Borrower"), promises to pay to STEVEN W. REBEIL, as an individual and in his capacity as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended ("Lender"), or order, $13,232,146 with interest on the unpaid principal balance at eight percent (8%) per annum simple interest (subject to Paragraph 2) (the "Interest Rate") from the date hereof until paid in accordance with the terms contained herein. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Should any accrued interest not be paid on any Interest Payment Date, it shall thereafter accrue interest as principal. All payments shall be made at 93 Spanish Gate, by wire, or at such other place as the holder of this Note may from time to time designate. All payments shall be applied first to accrued interest and then to the principal balance.

     2. Payment Schedule. This Note may be prepaid in whole or in part at any time without penalty. Borrower shall pay interest accruing under this Note as follows: (a) interest accruing from the date hereof through July 20, 1997 shall be paid (to the extent not previously paid) on ____________ [INSERT THE LATER OF JULY 20, 1997 AND THE "EFFECTIVE DATE," AS SUCH TERM IS DEFINED IN THE SETTLEMENT AGREEMENT]; (b) interest accruing from and after July 21, 1997 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each October, January, April and July thereafter until October 20, 1998; and (c) interest accruing from and after October 21, 1998 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each calendar month thereafter until the date (the "Payment Termination Date") that is the earlier of the Maturity Date or the date when the principal amount of, and all accrued interest on, this Note has been paid in full. Each date upon which a payment is required to be made pursuant to the foregoing provisions of this Section 2 shall be referred to herein as a "Payment Date." In addition, Borrower shall pay installments of principal as follows:

      (1)  On November 20, 1998, Borrower shall pay $1,938,776 to
Lender as an installment of principal;

     (2) On July 20, 1999, Borrower shall pay $969,388 to Lender as an installment of principal;

     (3)   On  January 20, 2000, Borrower shall pay  $969,388  to
Lender as an installment of principal;

     (4) On July 20, 2000, Borrower shall pay $969,388 to Lender as an installment of principal;

           (5)  On January 20, 2001, Borrower shall pay  $969,388 to Lender as an installment of principal;

     (6) On July 20, 2001, Borrower shall pay $969,388 to Lender as an installment of principal;

     (7)   On January 20, 2002, Borrower shall pay $1,454,082  to
Lender as an installment of principal;

     (8)   On  July  20, 2002, Borrower shall pay  $1,454,082  to
Lender as an installment of principal;

     (9)   On January 20, 2003, Borrower shall pay $1,454,082  to
Lender as an installment of principal;

     (10)  On  July  20, 2003, Borrower shall pay  $1,454,082  to
Lender as an installment of principal; and

     (11)  On  January 20, 2004, Borrower shall pay  $630,102  to
Lender as an installment of principal.

     If on any Payment Date before the Payment Termination Date, Borrower fails to make any payment of interest or principal to Lender, as required above, and Borrower fails to cure such failure within ten (10) days after receiving written notice of such failure from Lender, then, commencing as of the next Payment Date, the Interest Rate hereunder shall be increased as follows:

         (i) With respect to the first such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eleven and four tenths percent
     (11.4%) per annum simple interest;

          (ii) With respect to the second such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal fourteen and seven tenths percent
     (14.7%) per annum simple interest;  and

          (iii) With respect to the third such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eighteen percent (18%) per annum simple interest. The Interest Rate shall not be increased to a level greater than eighteen percent (18%) per annum simple interest.

     3.    Maturity.   All  unpaid  principal  and  accrued,  but
unpaid,  interest shall be due and payable on December  31,  2004
(the "Maturity Date").

           4.  Subordination.

          4.1 Note Subordinated to Senior Indebtedness. Anything herein to the contrary notwithstanding, each of Borrower and Lender agrees that the payment of the Obligations with respect to this Note is subordinated, to the extent and in the manner provided in this Paragraph 4, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Paragraph 4 are made for the benefit of the holders of Senior Indebtedness and holders of Senior Indebtedness may enforce the provisions of this Paragraph 4 without any need to demonstrate any reliance hereon.

          4.2 No Payment on Note in Certain Circumstances. Unless Subparagraph 4.3 shall be applicable, upon (i) (A) the occurrence of any default in the payment of all or any portion then due of principal of, premium, if any, or interest on any Senior Indebtedness, (B) the occurrence of any event which entitles one or more persons to act to accelerate the maturity of any Senior Indebtedness or (C) the existence of any facts or circumstances which would result in the occurrence of any event described in clause (A) or clause (B) if Borrower were to make any payment hereunder (any event described in clause (A) or clause (B) or facts or circumstances described in clause (C), a "Senior Indebtedness Default") and (ii) receipt by the Lender from the indenture trustee or other trustee, agent or representative for any Senior Indebtedness (the "Representative") of written notice of such Senior Indebtedness Default, then no direct or indirect payments or distribution of any assets of Borrower of any kind or character shall be made by or on behalf of Borrower on account of the Obligations on this Note or on account of the purchase or redemption or other acquisition of this Note whether pursuant to the terms of this Note or upon acceleration or otherwise unless and until such Senior Indebtedness Default shall have been cured or waived or shall have ceased to exist, or such Senior Indebtedness as to which such Senior Indebtedness Default relates shall have been discharged or paid in full in cash, after which Borrower shall resume making any and all required payments in respect of this Note, including any missed payments. In the event that, notwithstanding the foregoing, the Lender or any holder of this Note shall have received any payment or distribution prohibited by the foregoing provisions of this Subparagraph 4.2, then such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over and delivered forthwith to the Representatives or as a court of competent jurisdiction shall direct.

          4.3 Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Borrower. Upon any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, upon any dissolution, winding-up, total or partial liquidation or total or partial reorganization of Borrower (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower and whether voluntary or involuntary):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full in cash of all amounts payable under Senior Indebtedness before Lender is entitled to receive any payment with respect to this Note and until all Obligations with respect to

      the  Senior  Indebtedness are paid in  full  in  cash,  any distribution to which Lender or any other holder of this Note would be entitled shall be made to the holders of Senior
Indebtedness;

          (b) any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Lender shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their Representative until all Senior Indebtedness remaining unpaid shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, shall be received by Lender or any other holder of this Note on account of principal of, premium, if any, or interest on this Note before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or their Representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          4.4 Lender to Be Subrogated to Rights of Holders of Senior Indebtedness. Subject to the payment in full in cash of all Senior Indebtedness, Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Borrower applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full in cash.

          4.5   Defined  Terms.   When used  in  this  Note,  the
following capitalized terms shall have the meanings set forth below:

           "Existing Senior Indebtedness" means any and all Indebtedness and other Obligations of Borrower under or evidenced by (i) that certain Credit Agreement dated as of June 1, 1995 by and among Borrower, as borrower, First Interstate Bank of Nevada, N.A., as agent, and the Financial Institutions named therein, as Lenders, as the same may be amended from time to time, or (ii) any other document or instrument evidencing or securing such Indebtedness, including, without limitation, that certain Promissory Note due December 31, 2001, dated as of July 5, 1995 and made by Ameristar Casinos, Inc. to First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time, and that certain Pledge Security Agreement dated as of June 1, 1995 by and between Borrower, as Pledgor, and First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time.

          "Hedging Obligations" means, with respect to the Senior Indebtedness of any Person, the obligations of such Person under
(i) interest rate swap agreements, interest rate cap
      agreements and interest rate collar agreements relating  to the Obligations under the Senior Indebtedness and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates on such Senior Indebtedness.

           "Indebtedness" means with respect to any person, corporation, trust, partnership, or other entity (a "Person"), without duplication, (i) all liabilities, contingent or otherwise, of such Person for borrowed money, evidenced by bonds, notes, debentures, drafts accepted or similar instruments or letters of credit, or for the payment of money relating to an obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principals; (ii) reimbursement obligations of such person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or clause (ii) that such Person has guaranteed or that is otherwise its legal liability; and (iii) all obligations of others secured by any mortgage, pledge, lien, encumbrances, charge or a security interest of any kind to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability.

           "Obligations" means all obligations of every nature whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) under the documentation governing any Indebtedness.

           "Senior Indebtedness" means the principal of, premium, if any, and interest on, and all other Obligations with respect to, (A) the Existing Senior Indebtedness and/or (B) any other Indebtedness of Borrower whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed or in effect guaranteed by Borrower, but with respect to the Indebtedness described in (B) above, only if the instrument or document evidencing such Indebtedness expressly provides that such Indebtedness shall be senior in right of payment to this Note; provided, however, Borrower shall not enter into any Senior Indebtedness if entering into such Senior Indebtedness would cause the aggregate outstanding principal balance of all Senior Indebtedness, immediately following execution and delivery of such Senior Indebtedness, to exceed $250,000,000 (excluding, for purposes of said maximum, Hedging Obligations with respect to Senior Indebtedness already counted for purposes of the calculation). "Senior Indebtedness" shall be deemed to include for all purposes of this Note interest accruing after the filing of a petition initiating any proceeding pursuant to any federal, state or foreign bankruptcy law in accordance with and at the rate (including any rate applicable upon any Senior Indebtedness Default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness of Borrower to any subsidiary of Borrower, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of Borrower or of any subsidiary of Borrower (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes
      owed  or  owing  by  Borrower,  and  (v)  any  Indebtedness evidenced by that certain Promissory Note of even date herewith made by Borrower in favor of Dominic J. Magliarditi in an original principal amount of [AMOUNT OF MAGLIARDITI NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], that certain Promissory Note of even date herewith made by Borrower in favor of Lender in an original principal amount of [AMOUNT OF REBEIL NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], or that certain Promissory Note of even date herewith made by Borrower in favor of Dominic J. Magliarditi in an original principal amount of [AMOUNT OF MAGLIARDITI NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT].

     5. Miscellaneous Provisions. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In the event of a failure by Borrower prior to the Maturity Date to pay any amounts due hereunder as and when due, Lender's sole remedy shall be adjustment of the Interest Rate as set forth in Paragraph 2; Lender specifically acknowledges and agrees that it shall not have the right prior to the Maturity Date to accelerate the indebtedness hereunder, or take any other actions other than those set forth in Paragraph 2 hereof, as a consequence of any such non-payment. This Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. By accepting this Note, each holder of this Note agrees (a) to be bound by and to perform all of the obligations of Lender hereunder and
(b) that its rights hereunder are subject to the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Note as of June 1, 1997.


BORROWER:                        LENDER:

AMERISTAR  CASINOS,   INC.,   a
Nevada corporation
                                 __________________________________
                                 ____
By:                              STEVEN   W.   REBEIL,   as    an
____________________________     individual  and in his  capacity
Name:                            as  trustee of the Karizma Trust
____________________________     created   under   that   certain
Title:                           Trust  Agreement dated  July  2,
____________________________     1991, as amended

                              EXHIBIT A-2

               Form of Rebeil Non-Negotiable Note


                         PROMISSORY NOTE


     1. Promise to Pay. For good and valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Borrower"), promises to pay to STEVEN W. REBEIL, as an individual and in his capacity as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended ("Lender"), $14,540,820 subject to adjustment as provided in the Settlement Agreement Section 1(b) with interest on the unpaid principal balance at eight percent (8%) per annum simple interest (subject to Paragraph 2) (the "Interest Rate") from the date hereof until paid in accordance with the terms contained herein. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Should any accrued interest not be paid on any Interest Payment Date, it shall thereafter accrue interest as principal. All payments shall be made at 93 Spanish Gate, by wire, or at such other place as the holder of this Note may from time to time designate. All payments shall be applied first to accrued interest and then to the principal balance.

     2. Payment Schedule. This Note may be prepaid in whole or in part at any time without penalty. Borrower shall pay interest accruing under this Note as follows: (a) interest accruing from the date hereof through July 20, 1997 shall be paid (to the extent not previously paid) on ____________ [INSERT THE LATER OF JULY 20, 1997 AND THE "EFFECTIVE DATE," AS SUCH TERM IS DEFINED IN THE SETTLEMENT AGREEMENT]; (b) interest accruing from and after July 21, 1997 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each October, January, April and July thereafter until October 20, 1998; and (c) interest accruing from and after October 21, 1998 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each calendar month thereafter until the date (the "Payment Termination Date") that is the earlier of the Maturity Date or the date when the principal amount of, and all accrued interest on, this Note has been paid in full. Each date upon which a payment is required to be made pursuant to the foregoing provisions of this Section 2 shall be referred to herein as a "Payment Date." In addition, Borrower shall pay installments of principal as follows:

      (1)   On  January 20, 2004, Borrower shall pay $823,979  to
Lender as an installment of principal; and

      (2)   On  July  20, 2004, Borrower shall pay $1,454,082  to
Lender as an installment of principal.

     If on any Payment Date before the Payment Termination Date, Borrower fails to make any payment of interest or principal to Lender, as required above, and Borrower fails to cure such failure within ten (10) days after receiving written notice of such failure from Lender, then, commencing as of the next Payment Date, the Interest Rate hereunder shall be increased as follows:

               (i)  With respect to the first such increase,  the
Interest Rate shall be increased so that the Interest Rate shall thereafter equal eleven and four tenths percent (11.4%) per annum simple interest;

          (ii) With respect to the second such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal fourteen and seven-tenths percent
     (14.7%) per annum simple interest;  and

          (iii) With respect to the third such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eighteen percent (18%) per annum simple interest. The Interest Rate shall not be increased to a level greater than eighteen percent (18%) per annum simple interest.

     3.    Maturity.   All  unpaid  principal  and  accrued,  but
unpaid,  interest shall be due and payable on December  31,  2004
(the "Maturity Date").

     4.   Subordination.

          4.1 Note Subordinated to Senior Indebtedness. Anything herein to the contrary notwithstanding, each of Borrower and Lender agrees that the payment of the Obligations with respect to this Note is subordinated, to the extent and in the manner provided in this Paragraph 4, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Paragraph 4 are made for the benefit of the holders of Senior Indebtedness and holders of Senior Indebtedness may enforce the provisions of this Paragraph 4 without any need to demonstrate any reliance hereon.

          4.2 No Payment on Note in Certain Circumstances. Unless Subparagraph 4.3 shall be applicable, upon (i) (A) the occurrence of any default in the payment of all or any portion then due of principal of, premium, if any, or interest on any Senior Indebtedness, (B) the occurrence of any event which entitles one or more persons to act to accelerate the maturity of any Senior Indebtedness or (C) the existence of any facts or circumstances which would result in the occurrence of any event described in clause (A) or clause (B) if Borrower were to make any payment hereunder (any event described in clause (A) or clause (B) or facts or circumstances described in clause (C), a "Senior Indebtedness Default") and (ii) receipt by the Lender from the indenture trustee or other trustee, agent or representative for any Senior Indebtedness (the "Representative") of written notice of such Senior Indebtedness Default, then no direct or indirect payments or distribution of any assets of Borrower of any kind or character shall be made by or on behalf of Borrower on account of the Obligations on this Note or on account of the purchase or redemption or other acquisition of this Note whether pursuant to the terms of this Note or upon acceleration or otherwise unless and until such Senior Indebtedness Default shall have been cured or waived or shall have ceased to exist, or such Senior Indebtedness as to which such Senior Indebtedness Default relates shall have been discharged or paid in full in cash, after which Borrower shall resume making any and all required payments in respect of this Note, including any missed payments. In the event that, notwithstanding the foregoing, the Lender or any holder of this Note shall have received any payment or distribution prohibited by the foregoing provisions of this Subparagraph 4.2, then such payment or distribution shall be received,

      segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over and delivered forthwith to the Representatives or as a court of competent jurisdiction shall direct.

          4.3 Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Borrower. Upon any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, upon any dissolution, winding-up, total or partial liquidation or total or partial reorganization of Borrower (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower and whether voluntary or involuntary):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full in cash of all amounts payable under Senior Indebtedness before Lender is entitled to receive any payment with respect to this Note and until all Obligations with respect to the Senior Indebtedness are paid in full in cash, any distribution to which Lender or any other holder of this Note would be entitled shall be made to the holders of Senior Indebtedness;

          (b) any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Lender shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their Representative until all Senior Indebtedness remaining unpaid shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, shall be received by Lender or any other holder of this Note on account of principal of, premium, if any, or interest on this Note before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or their Representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          4.4 Lender to Be Subrogated to Rights of Holders of Senior Indebtedness. Subject to the payment in full in cash of all Senior Indebtedness, Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Borrower applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full in cash.

          4.5   Defined  Terms.   When used  in  this  Note,  the
following capitalized terms shall have the meanings set forth below:

                "Existing Senior Indebtedness" means any and  all
Indebtedness and other Obligations of Borrower under or evidenced by (i) that certain Credit Agreement dated as of June 1, 1995 by and among Borrower, as borrower, First Interstate Bank of Nevada, N.A., as agent, and the Financial Institutions named therein, as Lenders, as the same may be amended from time to time, or (ii) any other document or instrument evidencing or securing such Indebtedness, including, without limitation, that certain Promissory Note due December 31, 2001, dated as of July 5, 1995 and made by Ameristar Casinos, Inc. to First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time, and that certain Pledge Security Agreement dated as of June 1, 1995 by and between Borrower, as Pledgor, and First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time.


          "Hedging Obligations" means, with respect to the Senior Indebtedness of any Person, the obligations of such Person under
(i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements relating to the Obligations under the Senior Indebtedness and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates on such Senior Indebtedness.

           "Indebtedness" means with respect to any person, corporation, trust, partnership, or other entity (a "Person"), without duplication, (i) all liabilities, contingent or otherwise, of such Person for borrowed money, evidenced by bonds, notes, debentures, drafts accepted or similar instruments or letters of credit, or for the payment of money relating to an obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principals; (ii) reimbursement obligations of such person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or clause (ii) that such Person has guaranteed or that is otherwise its legal liability; and (iii) all obligations of others secured by any mortgage, pledge, lien, encumbrances, charge or a security interest of any kind to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability.

           "Obligations" means all obligations of every nature whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) under the documentation governing any Indebtedness.

           "Senior Indebtedness" means the principal of, premium, if any, and interest on, and all other Obligations with respect to, (A) the Existing Senior Indebtedness and/or (B) any other Indebtedness of Borrower whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed or in effect guaranteed by Borrower, but with respect to the Indebtedness described in (B) above, only if the instrument or document evidencing such Indebtedness expressly provides that such Indebtedness shall be senior in right of payment to this Note; provided, however, Borrower shall not enter into any Senior Indebtedness if entering into such
      Senior  Indebtedness would cause the aggregate  outstanding principal balance of all Senior Indebtedness, immediately following execution and delivery of such Senior Indebtedness, to exceed $250,000,000 (excluding, for purposes of said maximum, Hedging Obligations with respect to Senior Indebtedness already counted for purposes of the calculation). "Senior Indebtedness" shall be deemed to include for all purposes of this Note interest accruing after the filing of a petition initiating any proceeding pursuant to any federal, state or foreign bankruptcy law in accordance with and at the rate (including any rate applicable upon any Senior Indebtedness Default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness of Borrower to any subsidiary of Borrower, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of Borrower or of any subsidiary of Borrower (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes owed or owing by Borrower, and (v) any Indebtedness evidenced by that certain Promissory Note of even date herewith made by Borrower in favor of Dominic J. Magliarditi in an original principal amount of [AMOUNT OF MAGLIARDITI NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], that certain Promissory Note of even date herewith made by Borrower in favor of Lender in an original principal amount of [AMOUNT OF REBEIL NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], or that certain Promissory Note of even date herewith made by Borrower in favor of Dominic J. Magliarditi in an original principal amount of [AMOUNT OF MAGLIARDITI NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT].

           5.    Set-Off.  Borrower shall be entitled to set  off
(a) any obligations payable by Lender to Borrower (without regard to whether such obligations of Lender arises under the transaction that gave rise to this Note or any other transaction or facts) against (b) amounts due and payable by Borrower to Lender hereunder. Any such set offs shall be subject to the provisions of the Settlement Agreement dated as of May 3, 1997 by and among Borrower, Ameristar Casino Las Vegas, Inc., Lender, Dominic J. Magliarditi, Gem Air, Inc. and Nevada AG Air, Ltd.

          6. Miscellaneous Provisions. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In the event of a failure by Borrower prior to the Maturity Date to pay any amounts due hereunder as and when due, Lender's sole remedy shall be adjustment of the Interest Rate as set forth in Paragraph 2; Lender specifically acknowledges and agrees that it shall not have the right prior to the Maturity Date to accelerate the indebtedness hereunder, or take any other actions other than those set forth in Paragraph 2 hereof, as a consequence of any such non-payment. This Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. By accepting this Note, each holder of this Note agrees (a) to be bound by and to

      perform  all  of  the obligations of Lender  hereunder  and
(b) that its rights hereunder are subject to the provisions hereof. This Note is not negotiable.

     IN WITNESS WHEREOF, the parties hereto have executed this Note as of June 1, 1997.


BORROWER:                        LENDER:

AMERISTAR  CASINOS,   INC.,   a
Nevada corporation
                                 _________________________________
                                 _____
By:                              STEVEN   W.   REBEIL,   as    an
____________________________     individual  and in his  capacity
Name:                            as  trustee of the Karizma Trust
____________________________     created   under   that   certain
Title:                           Trust  Agreement dated  July  2,
____________________________     1991, as amended


                              EXHIBIT B-1

               Form of Magliarditi Negotiable Note


                         PROMISSORY NOTE


     1. Promise to Pay. For good and valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Borrower"), promises to pay to DOMINIC J. MAGLIARDITI, an individual ("Lender"), or order, $417,854 with interest on the unpaid principal balance at eight percent (8%) per annum simple interest (subject to Paragraph 2) (the "Interest Rate") from the date hereof until paid in accordance with the terms contained herein. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Should any accrued interest not be paid on any Interest Payment Date, it shall thereafter accrue interest as principal. All payments shall be made at ____________________________________________________, or at such other place as the holder of this Note may from time to time designate. All payments shall be applied first to accrued interest and then to the principal balance.

     2. Payment Schedule. This Note may be prepaid in whole or in part at any time without penalty. Borrower shall pay interest accruing under this Note as follows: (a) interest accruing from the date hereof through July 20, 1997 shall be paid (to the extent not previously paid) on ____________ [INSERT THE LATER OF JULY 20, 1997 AND THE "EFFECTIVE DATE," AS SUCH TERM IS DEFINED IN THE SETTLEMENT AGREEMENT]; (b) interest accruing from and after July 21, 1997 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each October, January, April and July thereafter until October 20, 1998; and (c) interest accruing from and after October 21, 1998 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each calendar month thereafter until the date (the "Payment Termination Date") that is the earlier of the Maturity Date or the date when the principal amount of, and all accrued interest on, this Note has been paid in full. Each date upon which a payment is required to be made pursuant to the foregoing provisions of this Section 2 shall be referred to herein as a "Payment Date." In addition, Borrower shall pay installments of principal as follows:

      (1)   On  November 20, 1998, Borrower shall pay $61,224  to
Lender as an installment of principal;

     (2) On July 20, 1999, Borrower shall pay $30,612 to Lender as an installment of principal;

     (3)   On  January  20, 2000, Borrower shall pay  $30,612  to
Lender as an installment of principal;

     (4) On July 20, 2000, Borrower shall pay $30,612 to Lender as an installment of principal;

           (5) On January 20, 2001, Borrower shall pay $30,612 to
Lender as an installment of principal;

     (6) On July 20, 2001, Borrower shall pay $30,612 to Lender as an installment of principal;

     (7)   On  January  20, 2002, Borrower shall pay  $45,918  to
Lender as an installment of principal;

     (8) On July 20, 2002, Borrower shall pay $45,918 to Lender as an installment of principal;

     (9)   On  January  20, 2003, Borrower shall pay  $45,918  to
Lender as an installment of principal;

     (10) On July 20, 2003, Borrower shall pay $45,918 to Lender as an installment of principal; and

     (11)  On  January 20, 2004, Borrower shall  pay  $19,898  to
Lender as an installment of principal.

     If on any Payment Date before the Payment Termination Date, Borrower fails to make any payment of interest or principal to Lender, as required above, and Borrower fails to cure such failure within ten (10) days after receiving written notice of such failure from Lender, then, commencing as of the next Payment Date, the Interest Rate hereunder shall be increased as follows:

         (i) With respect to the first such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eleven and four tenths percent
     (11.4%) per annum simple interest;

          (ii) With respect to the second such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal fourteen and seven-tenths percent
     (14.7%) per annum simple interest;  and

          (iii) With respect to the third such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eighteen percent (18%) per annum simple interest. The Interest Rate shall not be increased to a level greater than eighteen percent (18%) per annum simple interest.

     3.    Maturity.   All  unpaid  principal  and  accrued,  but
unpaid,  interest shall be due and payable on December  31,  2004
(the "Maturity Date").

           4.  Subordination.

          4.1 Note Subordinated to Senior Indebtedness. Anything herein to the contrary notwithstanding, each of Borrower and Lender agrees that the payment of the Obligations with respect to this Note is subordinated, to the extent and in the manner provided in this Paragraph 4, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Paragraph 4 are made for the benefit of the holders of Senior Indebtedness and holders of Senior Indebtedness may enforce the provisions of this Paragraph 4 without any need to demonstrate any reliance hereon.

          4.2 No Payment on Note in Certain Circumstances. Unless Subparagraph 4.3 shall be applicable, upon (i) (A) the occurrence of any default in the payment of all or any portion then due of principal of, premium, if any, or interest on any Senior Indebtedness, (B) the occurrence of any event which entitles one or more persons to act to accelerate the maturity of any Senior Indebtedness or (C) the existence of any facts or circumstances which would result in the occurrence of any event described in clause (A) or clause (B) if Borrower were to make any payment hereunder (any event described in clause (A) or clause (B) or facts or circumstances described in clause (C), a "Senior Indebtedness Default") and (ii) receipt by the Lender from the indenture trustee or other trustee, agent or representative for any Senior Indebtedness (the "Representative") of written notice of such Senior Indebtedness Default, then no direct or indirect payments or distribution of any assets of Borrower of any kind or character shall be made by or on behalf of Borrower on account of the Obligations on this Note or on account of the purchase or redemption or other acquisition of this Note whether pursuant to the terms of this Note or upon acceleration or otherwise unless and until such Senior Indebtedness Default shall have been cured or waived or shall have ceased to exist, or such Senior Indebtedness as to which such Senior Indebtedness Default relates shall have been discharged or paid in full in cash, after which Borrower shall resume making any and all required payments in respect of this Note, including any missed payments. In the event that, notwithstanding the foregoing, the Lender or any holder of this Note shall have received any payment or distribution prohibited by the foregoing provisions of this Subparagraph 4.2, then such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over and delivered forthwith to the Representatives or as a court of competent jurisdiction shall direct.

          4.3 Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Borrower. Upon any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, upon any dissolution, winding-up, total or partial liquidation or total or partial reorganization of Borrower (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower and whether voluntary or involuntary):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full in cash of all amounts payable under Senior Indebtedness before Lender is entitled to receive any payment with respect to this Note and until all Obligations with respect to

      the  Senior  Indebtedness are paid in  full  in  cash,  any distribution to which Lender or any other holder of this Note would be entitled shall be made to the holders of Senior
Indebtedness;

          (b) any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Lender shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their Representative until all Senior Indebtedness remaining unpaid shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, shall be received by Lender or any other holder of this Note on account of principal of, premium, if any, or interest on this Note before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or their Representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          4.4 Lender to Be Subrogated to Rights of Holders of Senior Indebtedness. Subject to the payment in full in cash of all Senior Indebtedness, Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Borrower applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full in cash.

          4.5   Defined  Terms.   When used  in  this  Note,  the
following capitalized terms shall have the meanings set forth below:

           "Existing Senior Indebtedness" means any and all Indebtedness and other Obligations of Borrower under or evidenced by (i) that certain Credit Agreement dated as of June 1, 1995 by and among Borrower, as borrower, First Interstate Bank of Nevada, N.A., as agent, and the Financial Institutions named therein, as Lenders, as the same may be amended from time to time, or (ii) any other document or instrument evidencing or securing such Indebtedness, including, without limitation, that certain Promissory Note due December 31, 2001, dated as of July 5, 1995 and made by Ameristar Casinos, Inc. to First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time, and that certain Pledge Security Agreement dated as of June 1, 1995 by and between Borrower, as Pledgor, and First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time.

          "Hedging Obligations" means, with respect to the Senior Indebtedness of any Person, the obligations of such Person under
(i) interest rate swap agreements, interest rate cap
      agreements and interest rate collar agreements relating  to the Obligations under the Senior Indebtedness and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates on such Senior Indebtedness.

           "Indebtedness" means with respect to any person, corporation, trust, partnership, or other entity (a "Person"), without duplication, (i) all liabilities, contingent or otherwise, of such Person for borrowed money, evidenced by bonds, notes, debentures, drafts accepted or similar instruments or letters of credit, or for the payment of money relating to an obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principals; (ii) reimbursement obligations of such person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or clause (ii) that such Person has guaranteed or that is otherwise its legal liability; and (iii) all obligations of others secured by any mortgage, pledge, lien, encumbrances, charge or a security interest of any kind to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability.

           "Obligations" means all obligations of every nature whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) under the documentation governing any Indebtedness.

           "Senior Indebtedness" means the principal of, premium, if any, and interest on, and all other Obligations with respect to, (A) the Existing Senior Indebtedness and/or (B) any other Indebtedness of Borrower whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed or in effect guaranteed by Borrower, but with respect to the Indebtedness described in (B) above, only if the instrument or document evidencing such Indebtedness expressly provides that such Indebtedness shall be senior in right of payment to this Note; provided, however, Borrower shall not enter into any Senior Indebtedness if entering into such Senior Indebtedness would cause the aggregate outstanding principal balance of all Senior Indebtedness, immediately following execution and delivery of such Senior Indebtedness, to exceed $250,000,000 (excluding, for purposes of said maximum, Hedging Obligations with respect to Senior Indebtedness already counted for purposes of the calculation). "Senior Indebtedness" shall be deemed to include for all purposes of this Note interest accruing after the filing of a petition initiating any proceeding pursuant to any federal, state or foreign bankruptcy law in accordance with and at the rate (including any rate applicable upon any Senior Indebtedness Default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness of Borrower to any subsidiary of Borrower, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of Borrower or of any subsidiary of Borrower (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes
      owed  or  owing  by  Borrower,  and  (v)  any  Indebtedness evidenced by that certain Promissory Note of even date herewith made by Borrower in favor of Lender in an original principal amount of [AMOUNT OF MAGLIARDITI NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], that certain Promissory Note of even date herewith made by Borrower in favor of Steven W. Rebeil (in his capacity as an individual and as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended) in an original principal amount of [AMOUNT OF REBEIL NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], or that certain Promissory Note of even date herewith made by Borrower in favor of Steven W. Rebeil (in his capacity as an individual and as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended) in an original principal amount of [AMOUNT OF REBEIL NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT].

          5. Miscellaneous Provisions. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In the event of a failure by Borrower prior to the Maturity Date to pay any amounts due hereunder as and when due, Lender's sole remedy shall be adjustment of the Interest Rate as set forth in Paragraph 2; Lender specifically acknowledges and agrees that it shall not have the right prior to the Maturity Date to accelerate the indebtedness hereunder, or take any other actions other than those set forth in Paragraph 2 hereof, as a consequence of any such non-payment. This Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. By accepting this Note, each holder of this Note agrees (a) to be bound by and to perform all of the obligations of Lender hereunder and
(b) that its rights hereunder are subject to the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Note as of June 1, 1997.


BORROWER:                        LENDER:

AMERISTAR  CASINOS,   INC.,   a
Nevada corporation
                                 __________________________________
                                 ____
By:                              DOMINIC   J.   MAGLIARDITI,    an
____________________________     individual
Name:
____________________________
Title:
____________________________
                              EXHIBIT B-2

             Form of Magliarditi Non-Negotiable Note


                         PROMISSORY NOTE


     1. Promise to Pay. For good and valuable consideration, AMERISTAR CASINOS, INC., a Nevada corporation ("Borrower"), promises to pay to DOMINIC J. MAGLIARDITI, an individual ("Lender"), $459,180 subject to adjustment as provided in the Settlement Agreement Section 1(b) with interest on the unpaid principal balance at eight percent (8%) per annum simple interest (subject to Paragraph 2) (the "Interest Rate") from the date hereof until paid in accordance with the terms contained herein. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed. Should any accrued interest not be paid on any Interest Payment Date, it shall thereafter accrue interest as principal. All payments shall be made at _______________________________________________________, or at
such other place as the holder of this Note may from time to time designate. All payments shall be applied first to accrued interest and then to the principal balance.

     2. Payment Schedule. This Note may be prepaid in whole or in part at any time without penalty. Borrower shall pay interest accruing under this Note as follows: (a) interest accruing from the date hereof through July 20, 1997 shall be paid (to the extent not previously paid) on ____________ [INSERT THE LATER OF JULY 20, 1997 AND THE "EFFECTIVE DATE," AS SUCH TERM IS DEFINED IN THE SETTLEMENT AGREEMENT]; (b) interest accruing from and after July 21, 1997 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each October, January, April and July thereafter until October 20, 1998; and (c) interest accruing from and after October 21, 1998 shall be paid (to the extent not previously paid) on the twentieth (20th) day of each calendar month thereafter until the date (the "Payment Termination Date") that is the earlier of the Maturity Date or the date when the principal amount of, and all accrued interest on, this Note has been paid in full. Each date upon which a payment is required to be made pursuant to the foregoing provisions of this Section 2 shall be referred to herein as a "Payment Date." In addition, Borrower shall pay installments of principal as follows:

          (1)  On January 20, 2004, Borrower shall pay $26,020 to
Lender as an installment of principal; and

           (2)   On July 20, 2004, Borrower shall pay $45,918  to
Lender as an installment of principal.

     If on any Payment Date before the Payment Termination Date, Borrower fails to make any payment of interest or principal to Lender, as required above, and Borrower fails to cure such failure within ten (10) days after receiving written notice of such failure from Lender, then, commencing as of the next Payment Date, the Interest Rate hereunder shall be increased as follows:

               (i)  With respect to the first such increase,  the
Interest Rate shall be increased so that the Interest Rate shall thereafter equal eleven and four tenths percent (11.4%) per annum simple interest;

          (ii) With respect to the second such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal fourteen and seven-tenths percent
     (14.7%) per annum simple interest;  and

          (iii) With respect to the third such increase, the Interest Rate shall be increased so that the Interest Rate shall thereafter equal eighteen percent (18%) per annum simple interest. The Interest Rate shall not be increased to a level greater than eighteen percent (18%) per annum simple interest.

     3.    Maturity.   All  unpaid  principal  and  accrued,  but
unpaid,  interest shall be due and payable on December  31,  2004
(the "Maturity Date").

     4.   Subordination.

          4.1 Note Subordinated to Senior Indebtedness. Anything herein to the contrary notwithstanding, each of Borrower and Lender agrees that the payment of the Obligations with respect to this Note is subordinated, to the extent and in the manner provided in this Paragraph 4, to the prior payment in full in cash of all Senior Indebtedness. The provisions of this Paragraph 4 are made for the benefit of the holders of Senior Indebtedness and holders of Senior Indebtedness may enforce the provisions of this Paragraph 4 without any need to demonstrate any reliance hereon.

          4.2 No Payment on Note in Certain Circumstances. Unless Subparagraph 4.3 shall be applicable, upon (i) (A) the occurrence of any default in the payment of all or any portion then due of principal of, premium, if any, or interest on any Senior Indebtedness, (B) the occurrence of any event which entitles one or more persons to act to accelerate the maturity of any Senior Indebtedness or (C) the existence of any facts or circumstances which would result in the occurrence of any event described in clause (A) or clause (B) if Borrower were to make any payment hereunder (any event described in clause (A) or clause (B) or facts or circumstances described in clause (C), a "Senior Indebtedness Default") and (ii) receipt by the Lender from the indenture trustee or other trustee, agent or representative for any Senior Indebtedness (the "Representative") of written notice of such Senior Indebtedness Default, then no direct or indirect payments or distribution of any assets of Borrower of any kind or character shall be made by or on behalf of Borrower on account of the Obligations on this Note or on account of the purchase or redemption or other acquisition of this Note whether pursuant to the terms of this Note or upon acceleration or otherwise unless and until such Senior Indebtedness Default shall have been cured or waived or shall have ceased to exist, or such Senior Indebtedness as to which such Senior Indebtedness Default relates shall have been discharged or paid in full in cash, after which Borrower shall resume making any and all required payments in respect of this Note, including any missed payments. In the event that, notwithstanding the foregoing, the Lender or any holder of this Note shall have received any payment or distribution prohibited by the foregoing provisions of this Subparagraph 4.2, then such payment or distribution shall be received,

      segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over and delivered forthwith to the Representatives or as a court of competent jurisdiction shall direct.

          4.3 Note Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of Borrower. Upon any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, upon any dissolution, winding-up, total or partial liquidation or total or partial reorganization of Borrower (including, without limitation, in bankruptcy, insolvency or receivership proceedings or upon any assignment for the benefit of creditors or any other marshaling of assets and liabilities of Borrower and whether voluntary or involuntary):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payments in full in cash of all amounts payable under Senior Indebtedness before Lender is entitled to receive any payment with respect to this Note and until all Obligations with respect to the Senior Indebtedness are paid in full in cash, any distribution to which Lender or any other holder of this Note would be entitled shall be made to the holders of Senior Indebtedness;

          (b) any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Lender shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Indebtedness or their Representative until all Senior Indebtedness remaining unpaid shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, shall be received by Lender or any other holder of this Note on account of principal of, premium, if any, or interest on this Note before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received, segregated from other funds, and held in trust by Lender or such other holder of this Note, as the case may be, for the benefit of, and shall immediately be paid over to, the holders of Senior Indebtedness or their Representative, ratably according to the respective amounts of Senior Indebtedness held or represented by each, until all Senior Indebtedness remaining unpaid shall have been paid in full in cash after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          4.4 Lender to Be Subrogated to Rights of Holders of Senior Indebtedness. Subject to the payment in full in cash of all Senior Indebtedness, Lender shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of Borrower applicable to the Senior Indebtedness until all amounts owing on this Note shall be paid in full in cash.

          4.5   Defined  Terms.   When used  in  this  Note,  the
following capitalized terms shall have the meanings set forth below:

                "Existing Senior Indebtedness" means any and  all
Indebtedness and other Obligations of Borrower under or evidenced by (i) that certain Credit Agreement dated as of June 1, 1995 by and among Borrower, as borrower, First Interstate Bank of Nevada, N.A., as agent, and the Financial Institutions named therein, as Lenders, as the same may be amended from time to time, or (ii) any other document or instrument evidencing or securing such Indebtedness, including, without limitation, that certain Promissory Note due December 31, 2001, dated as of July 5, 1995 and made by Ameristar Casinos, Inc. to First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time, and that certain Pledge Security Agreement dated as of June 1, 1995 by and between Borrower, as Pledgor, and First Interstate Bank of Nevada, N.A., as Agent for the Lenders under the Credit Agreement referred to above, as the same may be amended from time to time.


          "Hedging Obligations" means, with respect to the Senior Indebtedness of any Person, the obligations of such Person under
(i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements relating to the Obligations under the Senior Indebtedness and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates on such Senior Indebtedness.

           "Indebtedness" means with respect to any person, corporation, trust, partnership, or other entity (a "Person"), without duplication, (i) all liabilities, contingent or otherwise, of such Person for borrowed money, evidenced by bonds, notes, debentures, drafts accepted or similar instruments or letters of credit, or for the payment of money relating to an obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with U.S. generally accepted accounting principals; (ii) reimbursement obligations of such person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or clause (ii) that such Person has guaranteed or that is otherwise its legal liability; and (iii) all obligations of others secured by any mortgage, pledge, lien, encumbrances, charge or a security interest of any kind to which any of the properties or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, whether or not the obligations secured thereby shall have been assumed by such Person or shall otherwise be such Person's legal liability.

           "Obligations" means all obligations of every nature whether for principal, reimbursements, interest, fees, expenses, indemnities or otherwise, and whether primary, secondary, direct, indirect, contingent, fixed or otherwise (including obligations of performance) under the documentation governing any Indebtedness.

           "Senior Indebtedness" means the principal of, premium, if any, and interest on, and all other Obligations with respect to, (A) the Existing Senior Indebtedness and/or (B) any other Indebtedness of Borrower whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed or in
effect   guaranteed  by  Borrower,  but  with  respect   to   the
Indebtedness described in (B) above, only if the instrument or document evidencing such Indebtedness expressly provides that such Indebtedness shall be senior in right of payment to this Note; provided, however, Borrower shall not enter into any Senior Indebtedness if entering into such
      Senior  Indebtedness would cause the aggregate  outstanding
principal   balance  of  all  Senior  Indebtedness,   immediately
following execution and delivery of such Senior Indebtedness, to exceed $250,000,000 (excluding, for purposes of said maximum, Hedging Obligations with respect to Senior Indebtedness already counted for purposes of the calculation). "Senior Indebtedness" shall be deemed to include for all purposes of this Note interest accruing after the filing of a petition initiating any proceeding pursuant to any federal, state or foreign bankruptcy law in accordance with and at the rate (including any rate applicable upon any Senior Indebtedness Default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness of Borrower to any subsidiary of Borrower, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of Borrower or of any subsidiary of Borrower (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) any liability for federal, state, local or other taxes owed or owing by Borrower, and (v) any Indebtedness evidenced by that certain Promissory Note of even date herewith made by Borrower in favor of Steven W. Rebeil (in his individual capacity and as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended) in an original principal amount of [AMOUNT OF REBEIL NON-NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT] that certain Promissory Note of even date herewith made by Borrower in favor of Lender in an original principal amount of [AMOUNT OF MAGLIARDITI NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT], or that certain Promissory Note of even date herewith made by Borrower in favor of Steven W. Rebeil (in his individual capacity and as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended) in an original principal amount of [AMOUNT OF REBEIL NEGOTIABLE NOTE, AS SET FORTH IN THE SETTLEMENT AGREEMENT].

           5.    Set-Off.  Borrower shall be entitled to set  off
(a) any obligation payable by Lender to Borrower (without regard to whether such obligation of Lender arises under the transaction that gave rise to this Note or any other transaction or facts) against (b) any amount due and payable by Borrower to Lender hereunder. Any such set offs shall be subject to the provisions of the Settlement Agreement dated as of May 3, 1997 by and among Borrower, Ameristar Casino Las Vegas, Inc., Steven W. Rebeil, as an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended, Lender, Gem Air, Inc. and Nevada AG Air, Ltd.

          6 Miscellaneous Provisions. No provision of this Note may be amended, modified, supplemented, changed, waived, discharged or terminated unless Lender consents thereto in writing. In case any one or more of the provisions contained in this Note should be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. In the event of a failure by Borrower prior to the Maturity Date to pay any amounts due hereunder as and when due, Lender's sole remedy shall be adjustment of the Interest Rate as set forth in Paragraph 2; Lender specifically acknowledges and agrees that it shall not have the right prior to the Maturity Date to accelerate the indebtedness hereunder, or take any other actions other than

      those set forth in Paragraph 2 hereof, as a consequence  of any  such non-payment.  This Note shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns. This Note shall be governed by and construed in accordance with the laws of the State of Nevada. By accepting this Note, each holder of this Note agrees (a) to be bound by and to perform all of the obligations of Lender hereunder and (b) that its rights hereunder are subject to the provisions hereof. This Note is not negotiable.

     IN WITNESS WHEREOF, the parties hereto have executed this Note as of June 1, 1997.


BORROWER:                        LENDER:

AMERISTAR  CASINOS,   INC.,   a
Nevada corporation
                                 __________________________________
                                 ____
By:                              DOMINIC   J.   MAGLIARDITI,    an
____________________________     individual
Name:
____________________________
Title:
____________________________
                               EXHIBIT C

    Form of Assignment of Limited Liability Company Interests

ASSIGNMENT AND ASSUMPTION OF LIMITED LIABILITY COMPANY INTEREST


           This Assignment and Assumption of Limited Liability Company Interest (the "Agreement") is made and entered into, and is effective, as of the ___ day of _________, 1997 (the "Effective Date"), by and between AMERISTAR CASINOS, INC., a Nevada corporation ("Assignor"), and GEM AIR, INC., a Nevada corporation ("Assignee"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in that certain Operating Agreement of Nevada AG Air, Ltd., a Nevada limited liability company, dated as of July 5, 1996 (the "Operating Agreement").

                            RECITALS

           A.    Assignor is a member of Nevada AG Air,  Ltd.,  a
Nevada limited liability company (the "Company"), and holds a percentage interest therein equal to 50%.

          B. Assignor hereby desires to assign to Assignee, and Assignee desires to accept an assignment from Assignor of, the entirety of Assignor's interest in the Company, together with all duties and obligations related thereto (the "Transferred Interest"), and each of them intends concurrently therewith that Assignee shall become a substitute Member (as such term is defined in the Operating Agreement) of the Company with respect to the Transferred Interest, subject to the terms of the Operating Agreement and this Agreement.

                           AGREEMENT

           NOW, THEREFORE, in consideration of the mutual cove nants contained herein, and for other good and valuable considera tion, the receipt and sufficiency which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

      1.   Covenants, Representations and Warranties of Assignor.
Assignor hereby represents and warrants that:

           (a) Assignor owns the Transferred Interest free and clear of any lien, claim or other encumbrance.

           (b) The Transferred Interest has the rights set forth in, and is subject to the provisions of, the Operating
     Agreement, and that, except as set forth in the Operating Agreement, this Agreement or restrictions imposed by applicable law, there are no restrictions on or other agreements relating to the Transferred Interest or the ownership thereof, or the sale, transfer or other disposition or hypothecation of the Transferred Interest.
                (c)   Assignor  covenants to execute  such  other
     instruments, and to take such other actions, as Assignee or Assignor may deem necessary or desirable to effect the assignment of the Transferred Interest to Assignee, the assumption by Assignee of the duties and obligations relating thereto, and the admission of Assignee as a substitute Member of the Company with respect to the Transferred Interest.

      2.   Covenants, Representations and Warranties of Assignee.
Assignee hereby represents and warrants that:

           (a) Assignee hereby agrees, as a condition to the assignment of the Transferred Interest to Assignee pursuant to this Agreement, to succeed to all of the duties and obligations of Assignor with respect to the Transferred Interest and hereby further agrees and consents to be bound, to the extent of the Transferred Interest, by the terms and conditions of the Operating Agreement.

          (b) Assignee hereby acknowledges that it is accepting the assignment of the Transferred Interest without any representations or warranties of any kind, other than as set forth in Section 1 hereof. By way of example and not limitation, Assignee acknowledges that Assignor is not making any representation or warranty as to the condition, fitness for use or merchantability of any assets or liabilities of the Company, and Assignee assumes all risks related thereto.

            (c) Assignee covenants to execute such other instruments, and to take such other actions, as the Company may deem necessary or desirable to effect the assignment of the Transferred Interest to Assignee, the assumption by Assignee of the duties and obligations relating thereto, and the admission of the Assignee as a substitute Member of the Company with respect to the Transferred Interest.

      3.    Agreement to Assign and Accept Transferred  Interest.
Effective as of the Effective Date:

           (a) Assignor assigns and transfers to Assignee the Transferred Interest, together with all restrictions, obligations and liabilities related thereto and to any assets or liabilities of the Company, including without limitation, all restrictions, obligations and liabilities arising out of the Operating Agreement or any applicable laws.

           (b) Assignee accepts the assignment and transfer from Assignor of said Transferred Interest, together with all restrictions, obligations and liabilities, including without limitation, all restrictions, obligations and liabilities under the Operating Agreement or any applicable laws.

      4. Intent of Substitution. Upon consummation of the transfer of the Transferred Interest, Assignee shall succeed
Assignor as a Member of the Company. Assignee and Assignor hereby agree to execute such other instruments, and take such other actions, as may be deemed necessary to admit Assignee as a substitute Member.

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   ASSIGNOR:

                                   AMERISTAR CASINOS, INC.,
                                   a Nevada corporation

                                   By:
                                   Name:
                                   Title:


                                   ASSIGNEE:

                                   GEM AIR, INC.,
                                   a Nevada corporation

                                   By:
                                   Name:
                                   Title:

                               EXHIBIT D

                      Form of Bill of Sale


For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, AMERISTAR CASINOS, INC., a corporation organized under the laws of Nevada ("Seller"), does hereby grant, bargain , transfer, sell, assign, convey and deliver to GEM AIR, INC., a corporation organized under the laws of Nevada ("Buyer"), without any representation or warranty as to title, condition, fitness for use, or merchantability or any other matter, an undivided one-half (1/2) interest in and to that certain Cessna Citation ISP Aircraft bearing Manufacturer's Serial No. 501-0236, U.S. Registration Mark 711VF, including those certain Pratt & Whitney engines bearing Manufacturer's Serial Nos. 77371 and 77375 and all FAA approved Flight Manuals and applicable Wiring Diagrams and Maintenance, Repair, Weight and Balance, Flight Crew Operating, and other documentation in respect of the Aircraft (collectively the "Aircraft").

Seller, for itself, its successors and assigns hereby covenants and agrees that, at any time and from time to time forthwith upon the written request of Buyer, Seller will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required by Buyer in order to assign, transfer, set over, convey, assure and confirm unto and vest in Buyer, its successors and assigns, title to the assets sold, conveyed, transferred and delivered by this Bill of Sale.

This Bill of Sale shall be deemed delivered in Las Vegas, Nevada and shall be governed by, and construed in accordance with Nevada law.

Executed  at  Las  Vegas, Nevada, this ____ day  of  ___________,
1997.


SELLER:

AMERISTAR CASINOS, INC.,
a Nevada corporation


By:  ____________________________
Name:     ____________________________
Title:    ____________________________